UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2023

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2023, upon the shareholders’ approval of the Trust Extension Proposal (as defined below), Moringa Acquisition Corp (the “Company”), entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated February 19, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the extension of the date by which the Company must consummate its initial business combination from February 19, 2023 to August 19, 2023, or such earlier date as determined by the Company’s board of directors (the “Extension”).

The foregoing description is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

On February 9, 2023, the Company issued a promissory note (the “Note”) in the principal amount of up to $480,000 to Moringa Sponsor LP (the “Sponsor”), in connection with the Extension. The Sponsor will pay $80,000 of such funds to the Company’s trust account (the “Trust Account”) on or before February 19, 2023, and the 19th day of each subsequent calendar month until August 19, 2023 or such earlier date that the board determines to liquidate the Company or the date an initial business combination is completed.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2023, the Company filed an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”) with the Registrar of Companies in the Cayman Islands. The Extension Amendment extends the date by which the Company must consummate its initial business combination from February 19, 2023 to August 19, 2023, or such earlier date as determined by the Company’s board of directors.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 9, 2023, the Company held an extraordinary general meeting in lieu of the 2022 annual general meeting of the Company (the “Meeting”). At the Meeting, the Company’s shareholders approved the following items: (i) a proposal to amend, by way of special resolution, an amendment to the Amended and Restated Articles to extend the date by which Moringa has to consummate a business combination from February 19, 2023 to August 19, 2023 or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”); (ii) a proposal to amend the Company’s investment management Trust Agreement to extend the date by which the Company would be required to consummate a business combination from the February 19, 2023 August 19, 2023, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension Proposal”); and (iii) a proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares, the re-appointment of each of Ilan Levin, Craig Marshak, Ruth Alon, Michael Basch, and Eric Brachfeld as directors serving on the Board until the second succeeding annual general meeting of the Company and until their successors are elected and qualified (the “Director Election Proposal”).

The affirmative vote of at least two-thirds (2/3) of the ordinary shares of the Company (the “Ordinary Shares”) voted at the Meeting was required to approve the Charter Extension Proposal, the affirmative vote of at least 65% of the outstanding Ordinary Shares entitled to vote thereon was required to approve the Trust Extension Proposal and the affirmative vote of a at least a majority of the Class B Ordinary Shares voting on the Director Proposal was required for the re-election of each of the directors in the Director Proposal. 8,910,433 Class A Ordinary Shares were redeemed in connection with the Extension resulting in 3,069,567 Class A Ordinary Shares (including those underlying the private units issued in connection with the Company’s initial public offering) outstanding.

Set forth below are the final voting results for each of the proposals:

Articles Extension Proposal

The Articles Extension Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
12,541,409	213,142	3,568

Trust Extension Proposal

The Trust Extension Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
12,541,409	213,142	3,568

Director Election Proposal

The Director Proposal was approved, and each of Ilan Levin, Craig Marshak, Ruth Alon, Michael Basch, and Eric Brachfeld were re-elected to the Company’s board of directors. The voting results of the Class B Ordinary Shares for each of the nominees were as follows:

For	Against	Abstain
2,875,000	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to Investment Management Trust Agreement, dated as of February 9, 2023
10.2	Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
Name:	Gil Maman
Title:	Chief Financial Officer

Date: February 9, 2023

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